SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR l5(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      February 1, 1999
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                          NORTH AMERICAN VACCINE, INC.
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             (Exact name of registrant as specified in its charter)



  CANADA                            1-10451            98-0121241
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(State or other jurisdiction        (Commission       (IRS Employer
  of incorporation)                 File number)       Identification No)



10150 Old Columbia Road, Columbia, Maryland 21046
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(Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code    410-309-7100
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(Former name or former address, if changed since last report)


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ITEM 5      OTHER EVENTS
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      On February 1, 1999, North American Vaccine announced that it has received notification that the German regulatory authorities have issued a national marketing authorization for the company's combined diphtheria, tetanus, acellular pertussis and inactivated injectable polio ("DTaP-IPV") vaccine. Under the German marketing authorization, the DTaP-IPV vaccine will be utilized for active immunization against diphtheria, tetanus, pertussis (whooping cough) and polio in infants. The DTaP-IPV will be marketed and distributed in Germany by Chiron Behring, under the terms of an existing distribution agreement.














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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTH AMERICAN VACCINE, INC.
                                   ----------------------------
                                          (Registrant)



                                   By     /s/ Randal Chase
                                          ---------------------------
                                   Name:  Randal Chase, Ph.D.
                                   Title: President and Chief Executive Officer



Date: February 1, 1999




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